1
                 Appendix to Proxy Statement


       The Park Electrochemical Corp. 2002 Stock Option Plan is being filed as an Appendix to the Proxy Statement dated June 10, 2002 for the annual meeting of Shareholders of Park Electrochemical Corp. to be held on July 17, 2002, pursuant to Instruction 3 to Item 10 of Schedule 14A under the Securities Exchange Act of 1934.

















































                 PARK ELECTROCHEMICAL CORP.
                   2002 STOCK OPTION PLAN

     1. Purpose of the Plan. This Plan (herein called the "Plan") is designed to promote shareholder value by providing appropriate incentives to key employees, including officers and directors of PARK ELECTROCHEMICAL CORP., a New York corporation (the "Company"), and its subsidiaries, and to offer an additional inducement in obtaining the services of key personnel and directors. The Plan provides for the grant of (i) incentive stock options ("Incentive Stock Options"), as contemplated by Section 422 of the Internal Revenue Code of 1986, as now in effect or later amended (the "Code"), which options shall be subject to the tax treatment described in Section 421 of the Code, and (ii) non-qualified stock options ("Non-Qualified Stock Options").

     2. Stock Subject to the Plan. Options may be granted under the Plan to purchase in the aggregate not more than 900,000 shares of Common Stock, par value $.10 per share, of the Company ("Common Stock"), which shares may, in the discretion of the Board of Directors, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 7, any shares subject to an option which for any reason expires or is terminated unexercised as to such shares shall again become available for option under the Plan.

     3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company or such committee as the Board of Directors may establish or designate from time to time (the "Committee"). The Committee shall be composed of one or more members each of whom shall, unless otherwise determined by the Board of Directors, be
(i) "non-employee directors", within the meaning of Rule 16b-3 (or any successor rule) of the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, and (ii) "outside directors", within the meaning of Section 162(m) of the Code and the rules and regulations of the Internal Revenue Service promulgated thereunder. The Committee shall be appointed by, and shall serve at the pleasure of, the Board of Directors. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at any meeting at which a quorum is present, and any acts approved in writing by all of the members without a meeting, shall be the acts of the Committee. If the Board of Directors does not establish a Committee to administer the Plan, all references herein to the Committee shall be deemed to be references to the Board of Directors; and references in the Plan to determinations or actions of the Committee shall be deemed to include determinations and actions by the Board of Directors as well as the Committee.

     Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion, to determine the individuals to receive options, the times when they shall receive them, the number of shares to be subject to each option (except that no grants of options may be made "in tandem", i.e., where an exercise of one option, in whole or in part, automatically results in the lapse of termination of another option, in whole or in part), whether and to what extent options shall be designated Incentive Stock Options or Non-Qualified Stock Options, the amount of any required federal income tax or other withholding amount, the term of each option, the date each option shall become exercisable, whether an option shall be exercisable in whole, in part or in installments, and if in installments, the number of shares subject to each installment, the date each installment shall become exercisable and the term of each installment, to accelerate the date of exercise of any installment, to modify the terms of any option that has been granted, to make any adjustments necessary or desirable as a result of the granting of options to eligible individuals located outside the United States, to determine the terms and conditions of each option and to prescribe the form of the agreements evidencing options made under the Plan. The Committee is authorized to interpret the Plan and the options granted under the Plan and the agreements evidencing such options, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or any agreement evidencing an option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other action on behalf of the Committee with respect to options granted or to be granted to Plan participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute.

     Notwithstanding anything in the Plan to the contrary, without the prior approval of the Company's shareholders, options granted under the Plan may not be repriced by lowering the exercise price thereof, or by cancellation of outstanding options with subsequent replacement, or regrant of options with lower exercise prices.

     4. Eligibility. The Committee may, consistent with the purposes of the Plan, grant options from time to time within ten (10) years from the date of adoption of the Plan by the Board of Directors of the Company, to (i) key employees, including officers and directors who are employees, of the Company or any of its present or future subsidiary corporations ("Subsidiaries"), (ii) directors of the Company who are not employees of the Company or any of its Subsidiaries and (iii) consultants rendering services to the Company or any of its Subsidiaries, covering such number of shares of Common Stock as the Committee may determine and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The aggregate fair market value (determined at the time the stock option is granted) of the shares with respect to which Incentive Stock Options may be granted under this Plan and any other incentive  stock  options  satisfying  the  requirements  of
Section 422 of the Code granted under any other plan of the company or any of its subsidiaries (as defined in Section 424(f) of the Code) or of its parent (as defined in Section 424(e) of the Code) which are exercisable for the first time by any particular optionee during any calendar year shall not exceed $100,000. In addition, no Incentive Stock Option may be granted under the Plan if such grant, together with any other applicable grant of Incentive Stock Options under the Plan and any other incentive stock options satisfying the requirements of the Code granted under any other plan of the Company or any of its subsidiaries (as defined in
Section 424(f) of the Code) or of its parent (as defined  in
Section 424(e) of the Code), would exceed any other applicable maximum established under the Code for incentive stock options. Individuals, including those who have been granted options under the Company's 1964 and 1968 Qualified Stock Option Plans, 1974 Amended Stock Option Plan, 1982 Amended and Restated Stock Option Plan and 1992 Stock Option Plan, as amended, may receive more than one option under the Plan. If an option granted under the Plan exceeds the foregoing limitations, such option shall be deemed a Non-
Qualified Stock option to the extent it exceeds such limitations. Commencing in the Company's fiscal year ending March 2, 2003, no Participant may, in any such fiscal year, receive Options relating to Shares which in the aggregate exceed the greater of (i) 50% of the total number of Shares granted pursuant to the Plan in any such year or (ii) 100,000 Shares.

    5. Option Price. The purchase price of the Common Stock under each option shall be determined by the Committee, but shall in no event be less than the fair market value of the Common Stock at the time of grant; provided, however, that if at the time an Incentive Stock Option is granted, the individual owns stock possessing more than 10% of the total combined voting power of all classes of the capital stock of the Company, of its present and future subsidiaries (as defined in Section 424(f) of the Code) or of a parent (as defined in Section 424(e) of the Code), the purchase price shall not be less than 110% of the fair market value of the Common Stock at the time of grant. Such fair market value shall be taken by the Committee as the reported closing price of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not then listed on the New York Stock Exchange, on such other securities exchange on which the Common Stock may then be listed), on the date preceding the date the option is granted, or if there is no sale of the Common Stock on that date, then on the last previous day on which such sale was reported, provided that, if the foregoing clause is inapplicable, fair market value shall be determined by the Committee and provided that, with respect to Incentive Stock Options, if such method is inconsistent with any regulations applicable to such options adopted by the Treasury Department, then the fair market value shall be determined by the Committee consistent with such regulations. For the purposes of this Plan, an individual shall be deemed to own shares which he may purchase under outstanding options and shares attributed to him under
Section 424(d) of the Code or any comparable provision thereafter enacted.

     6. Term of Option. The term of each Incentive Stock Option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of granting thereof; provided, however, that if, at the time an Incentive Stock Option is granted, the individual to whom such option is granted owns stock possessing more than 10% of the total combined voting power of all classes of the capital stock of the Company, of any of its present or future subsidiaries (as defined in Section 424(f) of the Code) or of a parent (as defined in Section 424(e) of the
Code), the term of the Incentive Stock Option granted to such individual shall be for a period not exceeding five (5) years from the date of grant thereof. The term of each Non-Qualified Stock Option granted pursuant to the Plan shall be for a period not exceeding ten (10) years and one (1) month from the date of grant thereof. Options shall be subject to earlier termination as hereinafter provided.

     7. Exercise or Surrender of Option. (a) General. An option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office (at the time of adoption of this Plan, located at 5 Dakota Drive, Lake Success, New York 11042), identifying the option being exercised, specifying the number of shares as to which such option is being exercised and accompanied by payment in full of the aggregate purchase price therefor either (i) in cash (including check, bank draft or money order, or wire or other transfer of funds, or advice of credit to the Company) or (ii) at the discretion of the Committee, in shares of Common Stock with a fair market value equal to the purchase price or a combination of cash and shares of Common Stock which in the aggregate are equal in value to such purchase price, plus any required federal income tax or other withholding amount. Certificates representing the shares purchased shall be issued as promptly as practicable thereafter, and, at the discretion of the Committee, such certificates may be issued in the name of the optionee and another person jointly with the right of survivorship. The holder of an option shall not have the right of a shareholder with respect to the shares covered by his option until the date of issuance of a stock certificate to him or her for such shares. In no case may a fraction of a share be purchased or issued under the Plan.

       (b) Surrender. (1) General Rule. The Committee acting in its absolute discretion may incorporate a provision in the terms of an option to allow a holder of an option granted under this Plan to surrender his or her option in whole or in part in lieu of the exercise in whole or in part of that option on any date that:

      (a) the fair market value of the Common Stock subject to such option (determined in accordance with Paragraph 5) exceeds the option price (determined pursuant to Paragraph 5) for such Common Stock; and

      (b) the option to purchase such Common Stock is otherwise exercisable.

     (2) Procedure. The surrender of an option in whole or in part shall be effected by the delivery of the Stock Option Contract provided for in Paragraph 10 to the Committee or to its delegate together with a statement signed by the holder of an option granted under this Plan which specifies the number of shares of Common Stock as to which the holder of an option granted under this Plan surrenders his or her option and how he or she desires payment be made for such Common Shares surrendered in accordance with this Paragraph.

     (3) Payment. In exchange for his or her option surrendered in accordance with this Paragraph a holder of an option granted under this Plan shall receive a payment in cash or in Common Stock, or in a combination of cash and Common Stock, equal in amount on the date such surrender is effected to the excess of the fair market value determined in accordance with Paragraph 5 of the Shares surrendered in accordance with this Paragraph on such date over the option price determined pursuant to Paragraph 5 for the Shares surrendered in accordance with this Paragraph (reduced by any applicable federal income tax or other withholding amount). The Committee acting in its absolute discretion may approve or disapprove the request for payment by the holder of an option granted under this Plan in whole or in part in cash and may cause such payment to be made in cash or in such combination of cash and Common Stock as the Committee deems appropriate. A request for payment only in Common Stock shall be approved and made in Common Stock to the extent payment can be made in whole shares of Common Stock and, at the Committee's discretion, in cash in lieu of any fractional share of Common Stock.

      8. Termination of Employment. Unless otherwise provided in connection with the grant of any particular option or in the applicable Stock Option Contract, upon the termination of employment or service as a director or consultant of any optionee all options held by such optionee that have not previously become exercisable shall terminate on the date of such termination. Unless otherwise provided in connection with the grant of any particular option or in the applicable Stock Option Contact, any option holder whose employment or whose service as a director or consultant has terminated for any reason other than death may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within three (3) months after the date of termination, but in no event after the expiration of the term of the option, provided, however, that if his employment or service as a director or consultant shall be terminated either (i) for Cause (as defined below), or (ii) without the consent of the Company, said option shall (to the extent not previously exercised) terminate immediately. Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Company or of any of the Subsidiaries or of a corporation or its parent or subsidiary issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies. Notwithstanding the foregoing, any holder of an option whose employment or service as a director or consultant has terminated by reason of disability (as defined in Section 22(e)(3) of the Code) may exercise his option to the extent exercisable upon the effective date of such termination, at any time within one (1) year after the date of termination, but in no event after the expiration of the term of the option. In connection with the termination of employment or service as a director or consultant of any particular holder of an option, the Committee may, in its discretion, determine to permit a longer period than that specified in this Paragraph or the applicable Stock Option Contract for the exercise of all or any part of such option after such termination or to permit such option to be exercisable in whole or in part with respect to the shares as to which such option would not otherwise be exercisable at the time of such termination.

     For the purpose of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to re-employment with the Company or any of its subsidiaries is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

     Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company or any of its subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company or any of its subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company or any of its subsidiaries.

     "Cause", in connection with the termination of an optionee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company or any of its subsidiaries and such optionee, or (ii) in the absence of such an agreement, "cause," as such term is defined in the Contract executed by the Company and such optionee pursuant to Paragraph 10, or
(iii)  in  the  absence  of  both  of  the  foregoing,   (A)
indictment of such optionee for any illegal conduct, (B) failure of such optionee to adequately perform any of the optionee's duties and responsibilities in any capacity held with the Company or any of its subsidiaries (other than any such failure resulting solely from such optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company or any of its subsidiaries or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company or any of its subsidiaries and such optionee or the Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors or the Committee.

     9. Death of an Employee. If an option holder dies while he is employed by the Company or any of the Subsidiaries or serving as a director or consultant of the
Company, or within three months after termination of his employment or service as a director or consultant (unless such termination was either (i) for cause, or (ii) without the consent of the Company), unless otherwise provided in connection with the grant of such option or in the applicable Stock Option Contract, the option may be exercised, to the extent exercisable on the date of his or her death, by his or her executor, administrator or other person at the time entitled by law to his rights under the option, at any time within six (6) months after death, but in no event after the expiration of the term of the option. In connection with the death of any particular holder of an option, the Committee may, in its discretion, determine to permit a longer period than that specified in this Paragraph or the applicable Stock Option Contract for the exercise of such option after such death or to permit such option to be exercisable in whole or in part with respect to the shares as to which option would not otherwise be exercisable at the time of such death.


     10. Stock Option Contracts. Each option shall be evidenced by an appropriate Stock Option Contract which shall provide, among other things, (a) that the individual agrees that he or she will remain in the employ of the Company or the Subsidiaries or as a director or consultant of the Company, at the election of the Company, for a period of at least (i) one (1) year from the date the option is granted to him or her, or (ii) such later date to which he or she is then contractually obligated to remain in the employ of the Company, (b) that in the event of the exercise of such option, unless the shares received upon exercise shall have been registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, the individual acknowledges that such shares may be "restricted securities" as defined in Rule 144 under such Act and agrees that such shares may not be sold except in compliance with applicable provisions of such Act, and (c) that in the event of any disposition of the shares of Common Stock acquired upon the exercise of an Incentive Stock Option within two (2) years from the date of grant of the option or one (1) year from the date of issuance of such shares to him or her, the individual will notify the Company thereof in writing within thirty (30) days after such disposition and will pay to the Company an amount necessary to satisfy any obligations the Company may have to withhold any taxes by reason of such disqualifying disposition. Nothing in the Plan or in any Stock Option Contract entered into pursuant hereto shall confer upon any individual any right to continue in the employ of the Company or the Subsidiaries or as a director or consultant of the Company, or interfere in any way with the right of the Company or the Subsidiaries (subject to the terms of any written employment contract) to terminate his or her employment or service as a director or consultant at any time without liability to the Company or the Subsidiaries.

     11. Adjustments Upon Changes in Common Stock; Certain Other Changes. (a) Notwithstanding any other provision of the Plan, in the event of any stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares or other property available under the Plan, the aggregate number and kind of shares or other property subject to each outstanding option and the option prices provided therein shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

            (b) Unless the applicable Stock Option Contract provides otherwise, in the event of a Change of Control any outstanding options shall become fully exercisable. For purposes of the foregoing, Change of Control shall mean: (i) any Person (as defined in Section 3(a)(9) of the Exchange Act, but excluding (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or
(4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the "Beneficial Owner" (as defined in Rule 13d-3
under   the  Exchange  Act),  directly  or  indirectly,   of
securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a Non-control Merger (as defined in clause (iii) below); or (ii) the following individuals cease for any reason to constitute
a   majority  of  the  number  of  directors  then  serving:
individuals who, on the effective date of this Plan, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of
Directors or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the effective date of this Plan or whose appointment, election or nomination for election was previously so approved or recommended; or (iii) there is consummated a merger or consolidation of the Company with any other corporation other than a merger or consolidation (a "Non-control Merger") immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of Directors of
the   Company,   the  entity  surviving   such   merger   or
consolidation   or   any  parent  thereof;   or   (iv)   the
stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or
substantially  all  of  the  Company's  assets   immediately
following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of Directors of the entity to which such assets are sold or disposed or any parent thereof.

     12. Amendments and Termination of the Plan. The Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever, provided, however, that the requisite stockholder approval shall be required if and to the extent the Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 under the Securities Exchange Act of 1934, as amended from time to time, or other applicable law. Options may be granted under the Plan prior to the receipt of such stockholder approval, but each such grant shall be subject in its entirety to such approval and no option may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No suspension, termination, revision or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his or her rights under such option.

     13. Non-Transferability of Options. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or her.

     14. Conditions of Exercise or Surrender. Each option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

    15. Adjustments. In the event the outstanding shares of Common Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a re-capitalization, reclassification, merger, consolidation, combination or similar transaction ("Transaction"), then, unless otherwise determined by the Committee, each Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such Transaction, provided that, if the kind or amount of capital stock or cash, securities or other property received in such Transaction is not the same for each outstanding share, then the kind or amount of capital stock or cash, securities or other property for which the Option shall thereafter become exercisable shall be the kind and amount so receivable per share by a plurality of the shares of Common Stock, and provided further that, if necessary, the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option.

     16. Effective Date and Term of Plan. The Plan shall become effective when adopted by the Board of Directors, but the Plan (and any grants of options made prior to shareholder approval of the Plan) shall be subject to the requisite approval of the shareholders of the Company. In the absence of such approval, such options shall be null and void. Unless earlier terminated by the Committee, the right to grant options under the Plan shall terminate on the tenth anniversary of the date of adoption of the Plan by the Board of Directors of the Company. Options outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

     17. Miscellaneous. (a) No Shareholder Rights. No holder of an option granted under this Plan shall have any rights as a shareholder of the Company as a result of the grant of an option to him or to her under this Plan or his or her exercise or surrender of such option pending the actual issuance of shares of Common Stock subject to such option to such holder.

           (b) Withholding. The exercise or surrender of any option granted under this Plan shall constitute the holder's full and complete consent to whatever action the Committee elects to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

     18.   Foreign  Employees. In order  to  facilitate  the
making of any grant under this Plan, the Committee may provide for such special terms for grants to employees or other persons under this Plan who are foreign nationals or who are employed by the Company or any subsidiary of the Company outside the United States of America as the
Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provision that is inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.


May 21, 2002





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